5. LOANS, NET	6 Months Ended
Jun. 30, 2016
Receivables [Abstract]
NOTE 5. LOANS, NET

The following lists the components of loans, net:

	June 30,	December 31,
	2016	2015
	(unaudited)
Loans	$382,767	$253,268
Less: Provision for credit losses	(5,239)	(2,609)
Less: Deferred loan origination fees	(3,145)	─

Loans, net	$374,383	$250,659

Loans, net arise from loans made from the CeraVest P2P platform, for which the Company enters into a six-month lending agreement with SMBs with principal and interest payable in full at maturity by the SMBs. As of June 30, 2016 and December 31, 2015, the effective interest rate charged for CeraVest loans was approximately 8.62% per annum.

Deferred loan origination fees arise from the 1.5% origination fee charged to CeraVest borrowers. The Company amortizes origination fees into interest income over the term of the respective loans.

Credit quality of loans, net

The carrying amount of the current and past due loans as of June 30, 2016 and December 31, 2015 were as follows:

June 30, 2016 (Unaudited)	Current	Past due	Total carrying amount

Gross loans	$362,682	$20,086	$382,768
Less: Provision for credit losses	(3,554)	(1,686)	(5,239)
Less: Deferred loan origination fees	(3,145)	─	(3,145)
Loans, net	$355,983	$18,400	$374,383

December 31, 2015	Current	Past due	Total carrying amount

Gross loans	$246,279	$6,989	$253,268
Less: Provision for credit losses	(2,407)	(202)	(2,609)
Less: Deferred loan origination fees	─	─	─
Loans, net	$243,872	$6,787	$250,659

The analysis of the age of the carrying amount of the past due receivables as of June 30, 2016 and December 31, 2015 were as follows:

	June 30,	December 31,
	2016	2015
	(unaudited)

Less than 90 days	$9,954	$5,749
Over 90 days	10,132	1,240
Subtotal	20,086	6,989
Less: allowance for credit losses	(1,686)	(202)
Total	$18,400	$6,787

Provisions for credit losses charged in the consolidated statement of income for the CeraVest business were approximately $2,727 and $1,070 for the six months ended June 30, 2016 and 2015, respectively.